Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports 2014 Second Quarter Financial Results

HOUSTON, July 24, 2014 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported 2014 second quarter adjusted net income of $40.0 million, which equates to adjusted earnings per share of $1.47. The quarter included several significant non-recurring charges especially relating to a convertible senior notes redemption, which resulted in GAAP net income and diluted earnings per share of $16.9 million and $0.62, respectively. Adjusted net income increased 0.6 percent from the comparable, adjusted prior-year period. On a GAAP basis, net income decreased 54.9 percent from the comparable prior-year period.

Adjusted net income for the second quarter of 2014 excludes a $20.8 million after-tax loss related to the partial redemption of the Company’s 3.00% Convertible Senior Notes, $1.1 million of after-tax, non-cash asset impairment charges, $1.0 million of after-tax charges related to catastrophic events, $0.3 million of after-tax legal settlement charges related to prior years, $0.3 million in net foreign transaction tax and a $0.3 million net, after-tax gain on real estate and dealership transactions. On a comparable basis, adjusted net income for the second quarter of 2013 excludes $6.8 million of after-tax charges related to catastrophic events, a $4.8 million net, after-tax gain on real estate and dealership transactions and $0.4 million of after-tax, non-cash asset impairment charges.

“Our second quarter earnings were significantly impacted by several major factors,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “On the positive side, our U.K. operations continue to set new records with a revenue increase of 21.2 percent and a gross profit increase of 24.4 percent. Additionally, our U.S. business continues to grow nicely with revenue up 9.5 percent and increases across all of our major business segments. Also, we took major steps during the quarter to restructure our balance sheet by redeeming a large portion of our 3.00% Convertible Senior Notes and announcing the mandatory redemption of our 2.25% Convertible Senior Notes. This should reduce our ongoing diluted share count by approximately 2.2 million shares, which should provide a major benefit to our shareholders in the future. On the disappointing side, the Brazilian market deteriorated significantly during the quarter due to political and economic uncertainty, as well as major business disruption from the World Cup event. Our Brazilian revenue declined 18.8 percent on a new vehicle unit sales decrease of 22.3 percent. The deterioration in our Brazilian business represents a 15 cent reduction in our total adjusted EPS profit performance versus the comparable period last year.”

Consolidated Results for Second Quarter 2014 (year-over-year comparable basis)

▪	Total revenue increased 7.6 percent to an all-time quarterly record of $2.5 billion; total gross profit grew 8.2 percent to $369.1 million.

▪	New vehicle revenue increased 6.5 percent, reflecting 2.2 percent higher unit sales, as U.S. Same Store new vehicle unit sales grew 3.0 percent.

▪	Used vehicle retail revenue increased 7.9 percent, reflecting 4.2 percent higher used retail unit sales.

▪	Parts and service gross profit increased 10.3 percent on revenue growth of 8.5 percent. Consolidated Same Store parts and service gross profit increased 7.0 percent on revenue growth of 5.6 percent.

▪	Finance and Insurance (F&I) gross profit increased 12.9 percent. Same Store consolidated F&I sales grew 9.9 percent as per retail unit improved $124 to $1,319, a 10.4% increase.

▪
Adjusted selling, general and administrative (SG&A) expenses as a percent of gross profit increased 30 basis points, to 73.1 percent, with a Same Store expansion of 90 basis points, to 72.7 percent. Both increases are primarily a result of the deteriorating economic situation in Brazil. On a GAAP basis, SG&A expenses as a percent of gross profit increased 10 basis points, to 73.7 percent.

▪	Adjusted operating margin declined 10 basis points to 3.5 percent. On a GAAP basis, operating margin declined 10 basis points, to 3.4 percent.

▪
U.K. Same Store revenue increased 21.2 percent driven by 19.3 percent growth in new vehicle revenue, 25.4 percent growth in used vehicle revenue, 18.7 percent growth in parts and service, and 27.0 percent growth in finance and insurance. Gross profit improved 24.5 percent to $29.5 million.

For the six-month period ended June 30, 2014, the Company reported adjusted net income of $71.3 million, or $2.66 per diluted share, compared to adjusted net income of $69.0 million, or $2.69 per diluted share for the same period in the prior year. On a GAAP basis, net income and EPS for the six-month period ended June 30, 2014 were $48.2 million and $1.80, respectively. The Company’s total revenue for the six-month period ended June 30, 2014 increased 11.0 percent to $4.8 billion. Reconciliations of non-GAAP financial measures are included in the attached financial tables.

Segment Results for Second Quarter 2014 (year-over-year comparable basis)

▪	United States:
Group 1’s U.S. revenues were $2.1 billion, an increase of 9.5 percent. The revenue growth was primarily attributed to unit sales increases of 6.4 percent in new vehicles and 3.6 percent in retail used vehicles, as well as an increase of 8.8 percent in parts and service revenue. The higher revenue drove gross profit growth of 9.1 percent, reflecting the higher new and used retail volumes, expanded parts and service margins of 60 basis points, and an F&I increase of 12.3 percent, or $91, to $1,442 per retail unit.

On a comparable basis, adjusted SG&A expenses as a percent of gross profit improved 30 basis points to 71.3 percent and adjusted operating margin was flat at 4.0 percent. Group 1’s U.S. operations accounted for 82.0 percent of total revenues and 85.8 percent of total gross profit.

▪	United Kingdom:
Group 1’s U.K. operations accounted for 10.0 percent of total revenues and 8.0 percent of total gross profit. Total revenue increased 21.2 percent to $251.3 million, and gross profit increased 24.4 percent. This gross profit increase was driven by new vehicle retail sales growth of 26.2 percent, parts and service growth of 18.2 percent, and an F&I increase of 26.8 percent, on the higher retail unit sales and a $130 increase in F&I per retail unit to $709.

On a comparable basis, SG&A expenses as a percent of gross profit improved 260 basis points to 75.6 percent.

▪	Brazil:
Group 1’s Brazil operations accounted for 8.0 percent of total revenues and 6.2 percent of total gross profit. Gross profit was $22.8 million on revenues of $199.7 million.

Adjusted SG&A expenses as a percent of gross profit was 95.1 percent and adjusted operating margin was 0.3 percent.

Corporate Development
During the second quarter of 2014, as previously announced, the Company acquired 2 dealerships (Mercedes-Benz and Kia) in Texas that are estimated to generate $140.0 million in annual revenues. In June 2014, the Company was granted a Sprinter franchise in Beverly Hills estimated to generate $15.0 million in annual revenues.

In July 2014, as previously announced, the Company acquired 2 dealerships (Chevrolet and Mazda) in Texas that are estimated to generate $225.0 million in annual revenues.

Year to date, the Company has acquired 9 franchises that are expected to generate $535.0 million in annual revenues and disposed of 2 franchises (Hyundai and Volvo) that generated trailing-twelve-month revenues of $50.0 million.

Convertible Senior Notes
As previously announced, on July 7, 2014, the Company gave notice to holders of its 2.25% Convertible Senior Notes due 2036 that it will redeem all of such outstanding notes on September 4, 2014 at a redemption price equal to 100 percent of the aggregate principal amount of such notes and accrued, but unpaid interest, if any. There is currently $182.8 million in aggregate principal amount of such notes outstanding. Holders may convert their 2.25% Convertible Senior Notes at any time prior to 5:00 p.m. on August 29, 2014, at a conversion rate of 16.8716 shares of the Company's common stock per $1,000 principal amount of such notes with a related observation period beginning on and including July 28, 2014 and ending on and including August 29, 2014.
Additionally, on June 25, 2014, the Company completed its tender offer and purchased $92,450,000 in aggregate principal amount of its outstanding 3.00% Convertible Senior Notes due 2020, representing approximately 80.4 percent of such outstanding notes. The Company has $22,550,000 in aggregate principal amount outstanding of such notes as of June 30, 2014.

Second Quarter Earnings Conference Call Details
Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the second quarter financial results and the Company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or visit www.group1corp.com/events. A webcast replay will be available for 30 days.

The conference call will also be available live by dialing in 15 minutes prior to the start of the call at:

Domestic:     1-888-317-6003
International:     1-412-317-6061
Access Code:    1936175

A telephonic replay will be available following the call through August 25, 2014 at 9:00 a.m. ET by dialing:

Domestic:     1-877-344-7529
International:     1-412-317-0088
Access Code:    1936175

About Group 1 Automotive, Inc.
Group 1 owns and operates 153 automotive dealerships, 195 franchises, and 38 collision centers in the United States, the United Kingdom and Brazil that offer 34 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:
Sheila Roth
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | sroth@group1auto.com

Media contacts:
Pete DeLongchamps
V.P. Manufacturer Relations, Financial Services and Public Affairs
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,466,064	$1,376,219	6.5
Used vehicle retail sales	577,250	534,804	7.9
Used vehicle wholesale sales	94,971	83,316	14.0
Parts and service	283,207	260,950	8.5
Finance and insurance	90,146	79,821	12.9
Total revenues	2,511,638	2,335,110	7.6
COST OF SALES:
New vehicle retail sales	1,385,218	1,295,854	6.9
Used vehicle retail sales	531,584	491,299	8.2
Used vehicle wholesale sales	93,730	82,804	13.2
Parts and service	131,958	123,879	6.5
Total cost of sales	2,142,490	1,993,836	7.5
GROSS PROFIT	369,148	341,274	8.2
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	271,970	251,159	8.3
DEPRECIATION AND AMORTIZATION EXPENSE	10,753	8,884	21.0
ASSET IMPAIRMENTS	1,721	609	182.6
OPERATING INCOME	84,704	80,622	5.1
OTHER EXPENSE:
Floorplan interest expense	(10,329)	(10,873)	(5.0)
Other interest expense, net	(12,567)	(9,570)	31.3
Loss on redemption of long-term debt	(23,614)	—	100.0
INCOME BEFORE INCOME TAXES	38,194	60,179	(36.5)
PROVISION FOR INCOME TAXES	(21,332)	(22,791)	(6.4)
NET INCOME	$16,862	$37,388	(54.9)
Earnings allocated to participating securities	$(619)	$(1,592)	(61.1)
Earnings available to diluted common shares	$16,243	$35,796	(54.6)
DILUTED EARNINGS PER SHARE	$0.62	$1.43	(56.6)
Weighted average dilutive common shares outstanding	26,242	24,980	5.1
Weighted average participating securities	986	1,112	(11.3)
Total weighted average shares outstanding	27,228	26,092	4.4

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$2,734,900	$2,486,454	10.0
Used vehicle retail sales	1,127,147	1,006,203	12.0
Used vehicle wholesale sales	184,144	157,867	16.6
Parts and service	552,524	498,460	10.8
Finance and insurance	173,786	149,958	15.9
Total revenues	4,772,501	4,298,942	11.0
COST OF SALES:
New vehicle retail sales	2,587,148	2,343,453	10.4
Used vehicle retail sales	1,038,680	922,422	12.6
Used vehicle wholesale sales	179,791	154,933	16.0
Parts and service	259,612	236,371	9.8
Total cost of sales	4,065,231	3,657,179	11.2
GROSS PROFIT	707,270	641,763	10.2
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	529,528	484,592	9.3
DEPRECIATION AND AMORTIZATION EXPENSE	20,678	17,297	19.5
ASSET IMPAIRMENTS	1,721	609	182.6
OPERATING INCOME	155,343	139,265	11.5
OTHER EXPENSE:
Floorplan interest expense	(21,242)	(20,237)	5.0
Other interest expense, net	(23,080)	(18,812)	22.7
Other expense, net	—	(789)	(100.0)
Loss on redemption of long-term debt	(23,614)	—	100.0
INCOME BEFORE INCOME TAXES	87,407	99,427	(12.1)
PROVISION FOR INCOME TAXES	(39,242)	(39,921)	(1.7)
NET INCOME	$48,165	$59,506	(19.1)
Earnings allocated to participating securities	$(1,773)	$(2,522)	(29.7)
Earnings available to diluted common shares	$46,392	$56,984	(18.6)
DILUTED EARNINGS PER SHARE	$1.80	$2.32	(22.4)
Weighted average dilutive common shares outstanding	25,837	24,544	5.3
Weighted average participating securities	974	1,093	(10.9)
Total weighted average shares outstanding	26,811	25,637	4.6

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	June 30,	December 31,
	2014	2013	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$21,295	$20,215	5.3
Contracts in transit and vehicle receivables, net	210,911	225,156	(6.3)
Accounts and notes receivable, net	142,115	135,058	5.2
Inventories, net	1,514,274	1,542,318	(1.8)
Deferred income taxes	16,595	21,150	(21.5)
Prepaid expenses and other current assets	119,013	24,041	395.0
Total current assets	2,024,203	1,967,938	2.9
PROPERTY AND EQUIPMENT, net	837,821	796,356	5.2
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	1,100,677	1,038,808	6.0
OTHER ASSETS	14,189	16,376	(13.4)
Total assets	$3,976,890	$3,819,478	4.1
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility and other	$1,122,333	$1,143,104	(1.8)
Offset account related to floorplan notes payable - credit facility	(64,614)	(56,198)	15.0
Floorplan notes payable - manufacturer affiliates	298,656	346,572	(13.8)
Current maturities of long-term debt and short-term financing	30,516	36,225	(15.8)
Accounts payable	283,491	254,930	11.2
Accrued expenses	142,665	140,543	1.5
Total current liabilities	1,813,047	1,865,176	(2.8)
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at June 30, 2014 and December 31, 2013)	164,556	160,334	2.6
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $22,550 and $115,000 at June 30, 2014 and December 31, 2013, respectively)	16,907	84,305	(79.9)
5.00% SENIOR NOTES (aggregate principal of $350,000 at June 30, 2014)	344,796	—	100.0
MORTGAGE FACILITY, net of current maturities	62,860	64,271	(2.2)
ACQUISITION LINE	20,457	60,000	(65.9)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	284,667	250,958	13.4
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	44,332	43,821	1.2
DEFERRED INCOME TAXES	152,167	152,291	(0.1)
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	27,271	26,078	4.6
OTHER LIABILITIES	55,900	47,975	16.5
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 2.25% and 3.00% CONVERTIBLE SENIOR NOTES	22,860	29,094	(21.4)
STOCKHOLDERS' EQUITY:
Common stock	258	257	0.4
Additional paid-in capital	259,783	368,641	(29.5)
Retained earnings	816,056	776,101	5.1
Accumulated other comprehensive loss	(39,928)	(51,677)	(22.7)
Treasury stock	(69,099)	(58,147)	18.8
Total stockholders' equity	967,070	1,035,175	(6.6)
Total liabilities and stockholders' equity	$3,976,890	$3,819,478	4.1

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2014 (%)	2013 (%)	2014 (%)	2013 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	5.9	5.8	5.7	6.2
	Georgia	4.8	3.4	4.6	3.8
	New Jersey	3.7	3.9	3.5	4.3
	New Hampshire	2.2	2.2	2.2	2.3
	New York	2.2	2.8	2.0	2.8
	Louisiana	1.8	2.4	1.9	2.4
	South Carolina	1.5	1.4	1.4	1.5
	Mississippi	1.5	1.6	1.4	1.7
	Florida	1.4	1.2	1.3	1.3
	Alabama	0.9	0.8	0.8	0.8
	Maryland	0.5	0.5	0.5	0.5
		26.4	26.0	25.3	27.6

West	Texas	34.1	31.2	34.1	32.6
	California	9.9	10.7	9.7	11.9
	Oklahoma	8.1	7.9	8.3	7.7
	Kansas	2.5	2.6	2.5	2.5
	Louisiana	0.7	—	0.7	—
		55.3	52.4	55.3	54.7

International	Brazil	9.8	12.9	10.2	9.1
	United Kingdom	8.5	8.7	9.2	8.6
		100.0	100.0	100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		27.2	26.5	26.6	27.0
BMW/MINI		11.7	10.8	11.5	10.5
Honda/Acura		11.4	12.6	11.5	12.5
Ford/Lincoln		10.8	11.4	11.4	11.5
Nissan/Infiniti		9.3	10.4	9.5	10.5
Volkswagen/Audi/Porsche		6.3	6.3	6.4	6.5
Hyundai/Kia		5.5	4.6	5.5	4.5
Chevrolet/GMC/Buick/Cadillac		5.4	4.4	5.4	4.8
Chrysler/Dodge/Jeep/RAM		4.4	3.9	4.5	4.1
Mercedes Benz/smart/Sprinter		4.4	4.2	4.2	4.4
Other		3.6	4.9	3.5	3.7
		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,191,321	$1,078,607	10.4
Used vehicle retail sales	474,075	448,574	5.7
Used vehicle wholesale sales	68,649	56,725	21.0
Total used	542,724	505,299	7.4
Parts and service	243,796	224,084	8.8
Finance and insurance	82,755	73,664	12.3
Total	$2,060,596	$1,881,654	9.5
GROSS MARGIN %:
New vehicle retail sales	5.2	5.4
Used vehicle retail sales	8.2	8.5
Used vehicle wholesale sales	1.7	0.4
Total used	7.4	7.6
Parts and service	54.1	53.5
Finance and insurance	100.0	100.0
Total	15.4	15.4
GROSS PROFIT:
New vehicle retail sales	$62,096	$58,325	6.5
Used vehicle retail sales	38,922	38,341	1.5
Used vehicle wholesale sales	1,139	248	359.3
Total used	40,061	38,589	3.8
Parts and service	131,865	119,898	10.0
Finance and insurance	82,755	73,664	12.3
Total	$316,777	$290,476	9.1
UNITS SOLD:
Retail new vehicles sold	34,685	32,589	6.4
Retail used vehicles sold	22,707	21,928	3.6
Wholesale used vehicles sold	10,461	9,940	5.2
Total used	33,168	31,868	4.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,347	$33,097	3.8
Used vehicle retail	$20,878	$20,457	2.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,790	$1,790	—
Used vehicle retail sales	1,714	1,748	(1.9)
Used vehicle wholesale sales	109	25	336.0
Total used	1,208	1,211	(0.2)
Finance and insurance (per retail unit)	$1,442	$1,351	6.7
OTHER: (1)
SG&A expenses	$225,898	$207,977	8.6
SG&A as % revenues	11.0	11.1
SG&A as % gross profit	71.3	71.6
Operating margin %	4.0	4.0
Pretax margin %	3.0	3.0
INTEREST EXPENSE:
Floorplan interest	$(8,361)	$(8,645)	(3.3)
Floorplan assistance	11,378	10,010	13.7
Net floorplan income	$3,017	$1,365	121.0
Other interest expense, net	$(11,799)	$(9,301)	26.9

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$2,203,873	$2,041,239	8.0
Used vehicle retail sales	924,562	866,913	6.6
Used vehicle wholesale sales	133,120	114,394	16.4
Total used	1,057,682	981,307	7.8
Parts and service	474,115	440,438	7.6
Finance and insurance	159,552	140,456	13.6
Total	$3,895,222	$3,603,440	8.1
GROSS MARGIN %:
New vehicle retail sales	5.1	5.4
Used vehicle retail sales	8.3	8.8
Used vehicle wholesale sales	2.6	2.1
Total used	7.5	8.0
Parts and service	53.6	53.3
Finance and insurance	100.0	100.0
Total	15.6	15.6
GROSS PROFIT:
New vehicle retail sales	$113,031	$109,907	2.8
Used vehicle retail sales	76,362	75,960	0.5
Used vehicle wholesale sales	3,395	2,373	43.1
Total used	79,757	78,333	1.8
Parts and service	254,168	234,721	8.3
Finance and insurance	159,552	140,457	13.6
Total	$606,508	$563,418	7.6
UNITS SOLD:
Retail new vehicles sold	64,632	61,367	5.3
Retail used vehicles sold	45,450	43,044	5.6
Wholesale used vehicles sold	20,411	19,597	4.2
Total used	65,861	62,641	5.1
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,099	$33,263	2.5
Used vehicle retail	$20,342	$20,140	1.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,749	$1,791	(2.3)
Used vehicle retail sales	1,680	1,765	(4.8)
Used vehicle wholesale sales	166	121	37.2
Total used	1,211	1,251	(3.2)
Finance and insurance (per retail unit)	$1,449	$1,345	7.7
OTHER: (1)
SG&A expenses	$442,294	$412,068	7.3
SG&A as % revenues	11.4	11.4
SG&A as % gross profit	72.9	73.1
Operating margin %	3.8	3.8
Pretax margin %	2.8	2.8
INTEREST EXPENSE:
Floorplan interest	$(16,945)	$(16,941)	—
Floorplan assistance	21,093	18,183	16.0
Net floorplan income	$4,148	$1,242	234.0
Other interest expense, net	$(22,062)	$(18,341)	20.3

(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$131,803	$110,473	19.3
Used vehicle retail sales	73,260	58,429	25.4
Used vehicle wholesale sales	21,549	17,958	20.0
Total used	94,809	76,387	24.1
Parts and service	20,211	17,024	18.7
Finance and insurance	4,501	3,552	26.7
Total	$251,324	$207,436	21.2
GROSS MARGIN %:
New vehicle retail sales	6.9	6.5
Used vehicle retail sales	6.7	6.9
Used vehicle wholesale sales	(1.3)	(3.4)
Total used	4.9	4.5
Parts and service	56.1	56.4
Finance and insurance	100.0	100.0
Total	11.7	11.4
GROSS PROFIT:
New vehicle retail sales	$9,040	$7,161	26.2
Used vehicle retail sales	4,930	4,052	21.7
Used vehicle wholesale sales	(281)	(614)	(54.2)
Total used	4,649	3,438	35.2
Parts and service	11,336	9,594	18.2
Finance and insurance	4,501	3,551	26.8
Total	$29,526	$23,744	24.4
UNITS SOLD:
Retail new vehicles sold	3,626	3,605	0.6
Retail used vehicles sold	2,720	2,524	7.8
Wholesale used vehicles sold	2,195	2,251	(2.5)
Total used	4,915	4,775	2.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,349	$30,644	18.6
Used vehicle retail	$26,934	$23,149	16.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,493	$1,986	25.5
Used vehicle retail sales	1,813	1,605	13.0
Used vehicle wholesale sales	(128)	(273)	(53.1)
Total used	946	720	31.4
Finance and insurance (per retail unit)	$709	$579	22.5
OTHER:
SG&A expenses	$22,316	$18,570	20.2
SG&A as % revenues	8.9	9.0
SG&A as % gross profit	75.6	78.2
Operating margin %	2.5	2.2
Pretax margin %	2.2	1.8
INTEREST EXPENSE:
Floorplan interest	$(336)	$(421)	(20.2)
Floorplan assistance	156	—	100.0
Net floorplan expense	$(180)	$(421)	(57.2)
Other interest expense, net	$(509)	$(293)	73.7

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$262,404	$205,298	27.8
Used vehicle retail sales	144,737	103,394	40.0
Used vehicle wholesale sales	41,194	31,722	29.9
Total used	185,931	135,116	37.6
Parts and service	41,571	31,795	30.7
Finance and insurance	9,119	6,305	44.6
Total	$499,025	$378,514	31.8
GROSS MARGIN %:
New vehicle retail sales	6.7	6.7
Used vehicle retail sales	5.9	6.1
Used vehicle wholesale sales	0.4	(1.7)
Total used	4.7	4.2
Parts and service	55.1	53.7
Finance and insurance	100.0	100.0
Total	11.7	11.3
GROSS PROFIT:
New vehicle retail sales	$17,538	$13,793	27.2
Used vehicle retail sales	8,519	6,270	35.9
Used vehicle wholesale sales	170	(530)	132.1
Total used	8,689	5,740	51.4
Parts and service	22,909	17,078	34.1
Finance and insurance	9,119	6,304	44.7
Total	$58,255	$42,915	35.7
UNITS SOLD:
Retail new vehicles sold	7,371	6,432	14.6
Retail used vehicles sold	5,459	4,252	28.4
Wholesale used vehicles sold	4,356	3,694	17.9
Total used	9,815	7,946	23.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,600	$31,918	11.5
Used vehicle retail	$26,513	$24,317	9.0
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,379	$2,144	11.0
Used vehicle retail sales	1,561	1,475	5.8
Used vehicle wholesale sales	39	(143)	127.3
Total used	885	722	22.6
Finance and insurance (per retail unit)	$711	$590	20.5
OTHER: (1)
SG&A expenses	$44,788	$34,464	30.0
SG&A as % revenues	9.0	9.1
SG&A as % gross profit	76.9	80.3
Operating margin %	2.4	1.9
Pretax margin %	2.0	1.6
INTEREST EXPENSE:
Floorplan interest	$(769)	$(727)	5.8
Floorplan assistance	258	—	100.0
Net floorplan expense	$(511)	$(727)	(29.7)
Other interest expense, net	$(960)	$(507)	89.3
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$142,940	$187,139	(23.6)
Used vehicle retail sales	29,915	27,802	7.6
Used vehicle wholesale sales	4,773	8,633	(44.7)
Total used	34,688	36,435	(4.8)
Parts and service	19,200	19,841	(3.2)
Finance and insurance	2,890	2,605	10.9
Total	$199,718	$246,020	(18.8)
GROSS MARGIN %:
New vehicle retail sales	6.8	8.0
Used vehicle retail sales	6.1	4.0
Used vehicle wholesale sales	8.0	10.2
Total used	6.3	5.5
Parts and service	41.9	38.2
Finance and insurance	100.0	100.0
Total	11.4	11.0
GROSS PROFIT:
New vehicle retail sales	$9,710	$14,879	(34.7)
Used vehicle retail sales	1,814	1,113	63.0
Used vehicle wholesale sales	383	878	(56.4)
Total used	2,197	1,991	10.3
Parts and service	8,048	7,579	6.2
Finance and insurance	2,890	2,605	10.9
Total	$22,845	$27,054	(15.6)
UNITS SOLD:
Retail new vehicles sold	4,145	5,337	(22.3)
Retail used vehicles sold	1,294	1,182	9.5
Wholesale used vehicles sold	574	881	(34.8)
Total used	1,868	2,063	(9.5)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,485	$35,064	(1.7)
Used vehicle retail	$23,118	$23,521	(1.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,343	$2,788	(16.0)
Used vehicle retail sales	1,402	942	48.8
Used vehicle wholesale sales	667	997	(33.1)
Total used	1,176	965	21.9
Finance and insurance (per retail unit)	$531	$400	32.8
OTHER: (1)
SG&A expenses	$21,732	$21,769	(0.2)
SG&A as % revenues	10.9	8.8
SG&A as % gross profit	95.1	80.5
Operating margin %	0.3	2.0
Pretax margin %	(0.7)	1.3
INTEREST EXPENSE:
Floorplan interest	$(1,632)	$(1,807)	(9.7)
Floorplan assistance	—	—	—
Net floorplan expense	$(1,632)	$(1,807)	(9.7)
Other interest expense, net	$(259)	$24	(1,179.2)

	Six Months Ended June 30,
	2014	2013 (2)	% Change
REVENUES:
New vehicle retail sales	$268,623	$239,917	12.0
Used vehicle retail sales	57,848	35,897	61.1
Used vehicle wholesale sales	9,830	11,750	(16.3)
Total used	67,678	47,647	42.0
Parts and service	36,838	26,227	40.5
Finance and insurance	5,115	3,197	60.0
Total	$378,254	$316,988	19.3
GROSS MARGIN %:
New vehicle retail sales	6.4	8.0
Used vehicle retail sales	6.2	4.3
Used vehicle wholesale sales	8.0	9.3
Total used	6.5	5.5
Parts and service	43.0	39.2
Finance and insurance	100.0	100.0
Total	11.2	11.2
GROSS PROFIT:
New vehicle retail sales	$17,183	$19,301	(11.0)
Used vehicle retail sales	3,586	1,552	131.1
Used vehicle wholesale sales	788	1,090	(27.7)
Total used	4,374	2,642	65.6
Parts and service	15,835	10,290	53.9
Finance and insurance	5,115	3,197	60.0
Total	$42,507	$35,430	20.0
UNITS SOLD:
Retail new vehicles sold	8,202	6,828	20.1
Retail used vehicles sold	2,689	1,576	70.6
Wholesale used vehicles sold	1,247	1,116	11.7
Total used	3,936	2,692	46.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,751	$35,137	(6.8)
Used vehicle retail	$21,513	$22,777	(5.6)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,095	$2,827	(25.9)
Used vehicle retail sales	1,334	985	35.4
Used vehicle wholesale sales	632	977	(35.3)
Total used	1,111	981	13.3
Finance and insurance (per retail unit)	$470	$380	23.7
OTHER: (1)
SG&A expenses	$40,422	$28,471	42.0
SG&A as % revenues	10.7	9.0
SG&A as % gross profit	95.1	80.4
Operating margin %	0.3	2.0
Pretax margin %	(0.7)	1.2
INTEREST EXPENSE:
Floorplan interest	$(3,528)	$(2,569)	37.3
Floorplan assistance	—	—	—
Net floorplan expense	$(3,528)	$(2,569)	37.3
Other interest income, net	$(58)	$(36)	61.1
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for the description of aforementioned adjustments.

(2) Results are for the period from the date of acquisition (February 28, 2013) through June 30, 2013.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,466,064	$1,376,219	6.5
Used vehicle retail sales	577,250	534,804	7.9
Used vehicle wholesale sales	94,971	83,316	14.0
Total used	672,221	618,120	8.8
Parts and service	283,207	260,950	8.5
Finance and insurance	90,146	79,821	12.9
Total	$2,511,638	$2,335,110	7.6
GROSS MARGIN %:
New vehicle retail sales	5.5	5.8
Used vehicle retail sales	7.9	8.1
Used vehicle wholesale sales	1.3	0.6
Total used	7.0	7.1
Parts and service	53.4	52.5
Finance and insurance	100.0	100.0
Total	14.7	14.6
GROSS PROFIT:
New vehicle retail sales	$80,846	$80,365	0.6
Used vehicle retail sales	45,666	43,505	5.0
Used vehicle wholesale sales	1,241	512	142.4
Total used	46,907	44,017	6.6
Parts and service	151,249	137,071	10.3
Finance and insurance	90,146	79,821	12.9
Total	$369,148	$341,274	8.2
UNITS SOLD:
Retail new vehicles sold	42,456	41,531	2.2
Retail used vehicles sold	26,721	25,634	4.2
Wholesale used vehicles sold	13,230	13,072	1.2
Total used	39,951	38,706	3.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,531	$33,137	4.2
Used vehicle retail	$21,603	$20,863	3.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,904	$1,935	(1.6)
Used vehicle retail sales	1,709	1,697	0.7
Used vehicle wholesale sales	94	39	141.0
Total used	1,174	1,137	3.3
Finance and insurance (per retail unit)	$1,303	$1,188	9.7
OTHER: (1)
SG&A expenses	$269,946	$248,316	8.7
SG&A as % revenues	10.7	10.6
SG&A as % gross profit	73.1	72.8
Operating margin %	3.5	3.6
Pretax margin %	2.6	2.7
INTEREST EXPENSE:
Floorplan interest	$(10,329)	$(10,873)	(5.0)
Floorplan assistance	11,534	10,010	15.2
Net floorplan (expense) income	$1,205	$(863)	239.6
Other interest expense, net	$(12,567)	$(9,570)	31.3

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$2,734,900	$2,486,454	10.0
Used vehicle retail sales	1,127,147	1,006,203	12.0
Used vehicle wholesale sales	184,144	157,867	16.6
Total used	1,311,291	1,164,070	12.6
Parts and service	552,524	498,460	10.8
Finance and insurance	173,786	149,958	15.9
Total	$4,772,501	$4,298,942	11.0
GROSS MARGIN %:
New vehicle retail sales	5.4	5.8
Used vehicle retail sales	7.8	8.3
Used vehicle wholesale sales	2.4	1.9
Total used	7.1	7.4
Parts and service	53.0	52.6
Finance and insurance	100.0	100.0
Total	14.8	14.9
GROSS PROFIT:
New vehicle retail sales	$147,752	$143,000	3.3
Used vehicle retail sales	88,467	83,781	5.6
Used vehicle wholesale sales	4,353	2,934	48.4
Total used	92,820	86,715	7.0
Parts and service	292,912	262,089	11.8
Finance and insurance	173,786	149,959	15.9
Total	$707,270	$641,763	10.2
UNITS SOLD:
Retail new vehicles sold	80,205	74,627	7.5
Retail used vehicles sold	53,598	48,872	9.7
Wholesale used vehicles sold	26,014	24,407	6.6
Total used	79,612	73,279	8.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,099	$33,318	2.3
Used vehicle retail	$21,030	$20,589	2.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,842	$1,916	(3.9)
Used vehicle retail sales	1,651	1,714	(3.7)
Used vehicle wholesale sales	167	120	39.2
Total used	1,166	1,183	(1.4)
Finance and insurance (per retail unit)	$1,299	$1,214	7.0
OTHER: (1)
SG&A expenses	$527,504	$475,003	11.1
SG&A as % revenues	11.1	11.0
SG&A as % gross profit	74.6	74.0
Operating margin %	3.3	3.5
Pretax margin %	2.4	2.6
INTEREST EXPENSE:
Floorplan interest	$(21,242)	$(20,237)	5.0
Floorplan assistance	21,351	18,183	17.4
Net floorplan (expense) income	$109	$(2,054)	105.3
Other interest expense, net	$(23,080)	$(18,812)	22.7
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.S. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,106,285	$1,041,504	6.2
Used vehicle retail sales	440,854	435,111	1.3
Used vehicle wholesale sales	64,025	53,763	19.1
Total used	504,879	488,874	3.3
Parts and service	227,172	215,467	5.4
Finance and insurance	78,181	71,744	9.0
Total	$1,916,517	$1,817,589	5.4
GROSS MARGIN %:
New vehicle retail sales	5.2	5.5
Used vehicle retail sales	8.1	8.6
Used vehicle wholesale sales	1.9	0.9
Total used	7.3	7.7
Parts and service	54.0	53.6
Finance and insurance	100.0	100.0
Total	15.4	15.5
GROSS PROFIT:
New vehicle retail sales	$57,615	$57,091	0.9
Used vehicle retail sales	35,809	37,299	(4.0)
Used vehicle wholesale sales	1,192	462	158.0
Total used	37,001	37,761	(2.0)
Parts and service	122,599	115,414	6.2
Finance and insurance	78,181	71,744	9.0
Total	$295,396	$282,010	4.7
UNITS SOLD:
Retail new vehicles sold	32,231	31,297	3.0
Retail used vehicles sold	20,955	21,215	(1.2)
Wholesale used vehicles sold	9,883	9,453	4.5
Total used	30,838	30,668	0.6
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,324	$33,278	3.1
Used vehicle retail	$21,038	$20,510	2.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,788	$1,824	(2.0)
Used vehicle retail sales	1,709	1,758	(2.8)
Used vehicle wholesale sales	121	49	146.9
Total used	1,200	1,231	(2.5)
Finance and insurance (per retail unit)	$1,470	$1,366	7.6
OTHER: (2)
SG&A expenses	$208,805	$198,731	5.1
SG&A as % revenues	10.9	10.9
SG&A as % gross profit	70.7	70.5
Operating margin %	4.1	4.2

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$2,058,721	$1,963,058	4.9
Used vehicle retail sales	865,179	838,917	3.1
Used vehicle wholesale sales	124,920	108,883	14.7
Total used	990,099	947,800	4.5
Parts and service	444,027	421,248	5.4
Finance and insurance	151,873	136,248	11.5
Total	$3,644,720	$3,468,354	5.1
GROSS MARGIN %:
New vehicle retail sales	5.1	5.5
Used vehicle retail sales	8.1	8.8
Used vehicle wholesale sales	2.8	2.4
Total used	7.5	8.0
Parts and service	53.5	53.3
Finance and insurance	100.0	100.0
Total	15.6	15.7
GROSS PROFIT:
New vehicle retail sales	$105,410	$107,155	(1.6)
Used vehicle retail sales	70,471	73,648	(4.3)
Used vehicle wholesale sales	3,507	2,576	36.1
Total used	73,978	76,224	(2.9)
Parts and service	237,416	224,556	5.7
Finance and insurance	151,873	136,248	11.5
Total	$568,677	$544,183	4.5
UNITS SOLD:
Retail new vehicles sold	60,347	58,566	3.0
Retail used vehicles sold	42,156	41,549	1.5
Wholesale used vehicles sold	19,403	18,638	4.1
Total used	61,559	60,187	2.3
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,115	$33,519	1.8
Used vehicle retail	$20,523	$20,191	1.6
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,747	$1,830	(4.5)
Used vehicle retail sales	1,672	1,773	(5.7)
Used vehicle wholesale sales	181	138	31.2
Total used	1,202	1,266	(5.1)
Finance and insurance (per retail unit)	$1,482	$1,361	8.9
OTHER: (2)
SG&A expenses	$411,766	$392,941	4.8
SG&A as % revenues	11.3	11.3
SG&A as % gross profit	72.4	72.2
Operating margin %	3.8	3.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store U.K. (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$131,803	$110,473	19.3
Used vehicle retail sales	73,260	58,429	25.4
Used vehicle wholesale sales	21,549	17,958	20.0
Total used	94,809	76,387	24.1
Parts and service	20,206	17,024	18.7
Finance and insurance	4,501	3,544	27.0
Total	$251,319	$207,428	21.2
GROSS MARGIN %:
New vehicle retail sales	6.9	6.5
Used vehicle retail sales	6.7	6.9
Used vehicle wholesale sales	(1.3)	(3.4)
Total used	4.9	4.5
Parts and service	56.1	56.3
Finance and insurance	100.0	100.0
Total	11.7	11.4
GROSS PROFIT:
New vehicle retail sales	$9,040	$7,148	26.5
Used vehicle retail sales	4,930	4,048	21.8
Used vehicle wholesale sales	(281)	(614)	(54.2)
Total used	4,649	3,434	35.4
Parts and service	11,331	9,585	18.2
Finance and insurance	4,501	3,544	27.0
Total	$29,521	$23,711	24.5
UNITS SOLD:
Retail new vehicles sold	3,626	3,605	0.6
Retail used vehicles sold	2,720	2,524	7.8
Wholesale used vehicles sold	2,195	2,251	(2.5)
Total used	4,915	4,775	2.9
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,349	$30,644	18.6
Used vehicle retail	$26,934	$23,149	16.3
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,493	$1,983	25.7
Used vehicle retail sales	1,813	1,604	13.0
Used vehicle wholesale sales	(128)	(273)	(53.1)
Total used	946	719	31.6
Finance and insurance (per retail unit)	$709	$578	22.7
OTHER: (2)
SG&A expenses	22,316	18,563	20.2
SG&A as % revenues	8.9	8.9
SG&A as % gross profit	75.6	78.3
Operating margin %	2.5	2.2

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$254,063	$205,298	23.8
Used vehicle retail sales	132,804	103,394	28.4
Used vehicle wholesale sales	39,297	31,722	23.9
Total used	172,101	135,116	27.4
Parts and service	38,588	31,795	21.4
Finance and insurance	8,484	6,297	34.7
Total	$473,236	$378,506	25.0
GROSS MARGIN %:
New vehicle retail sales	6.8	6.7
Used vehicle retail sales	5.9	6.1
Used vehicle wholesale sales	0.3	(1.7)
Total used	4.6	4.2
Parts and service	55.3	53.7
Finance and insurance	100.0	100.0
Total	11.6	11.3
GROSS PROFIT:
New vehicle retail sales	$17,210	$13,781	24.9
Used vehicle retail sales	7,830	6,265	25.0
Used vehicle wholesale sales	131	(531)	124.7
Total used	7,961	5,734	38.8
Parts and service	21,351	17,069	25.1
Finance and insurance	8,484	6,297	34.7
Total	$55,006	$42,881	28.3
UNITS SOLD:
Retail new vehicles sold	6,955	6,432	8.1
Retail used vehicles sold	4,773	4,252	12.3
Wholesale used vehicles sold	3,919	3,694	6.1
Total used	8,692	7,946	9.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$36,530	$31,918	14.4
Used vehicle retail	$27,824	$24,317	14.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,474	$2,143	15.4
Used vehicle retail sales	1,640	1,473	11.3
Used vehicle wholesale sales	33	(144)	122.9
Total used	916	722	26.9
Finance and insurance (per retail unit)	$723	$589	22.8
OTHER: (2)
SG&A expenses	$41,977	$34,457	21.8
SG&A as % revenues	8.9	9.1
SG&A as % gross profit	76.3	80.4
Operating margin %	2.4	1.9
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store Brazil (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$141,658	$187,139	(24.3)
Used vehicle retail sales	29,373	27,802	5.7
Used vehicle wholesale sales	4,773	8,633	(44.7)
Total used	34,146	36,435	(6.3)
Parts and service	19,027	19,841	(4.1)
Finance and insurance	2,891	2,605	11.0
Total	$197,722	$246,020	(19.6)
GROSS MARGIN %:
New vehicle retail sales	6.6	8.0
Used vehicle retail sales	6.0	4.0
Used vehicle wholesale sales	8.0	10.2
Total used	6.3	5.5
Parts and service	41.9	38.2
Finance and insurance	100.0	100.0
Total	11.3	11.0
GROSS PROFIT:
New vehicle retail sales	$9,316	$14,879	(37.4)
Used vehicle retail sales	1,758	1,113	58.0
Used vehicle wholesale sales	383	878	(56.4)
Total used	2,141	1,991	7.5
Parts and service	7,974	7,579	5.2
Finance and insurance	2,891	2,605	11.0
Total	$22,322	$27,054	(17.5)
UNITS SOLD:
Retail new vehicles sold	4,087	5,337	(23.4)
Retail used vehicles sold	1,271	1,182	7.5
Wholesale used vehicles sold	561	881	(36.3)
Total used	1,832	2,063	(11.2)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,661	$35,064	(1.2)
Used vehicle retail	$23,110	$23,521	(1.7)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,279	$2,788	(18.3)
Used vehicle retail sales	1,383	942	46.8
Used vehicle wholesale sales	683	997	(31.5)
Total used	1,169	965	21.1
Finance and insurance (per retail unit)	$540	$400	35.0
OTHER: (2)
SG&A expenses	21,491	21,769	(1.3)
SG&A as % revenues	10.9	8.8
SG&A as % gross profit	96.3	80.5
Operating margin %	0.2	2.0

	Six Months Ended June 30,
	2014	2013 (3)	% Change
REVENUES:
New vehicle retail sales	$181,207	$239,917	(24.5)
Used vehicle retail sales	36,366	35,897	1.3
Used vehicle wholesale sales	6,040	11,750	(48.6)
Total used	42,406	47,647	(11.0)
Parts and service	25,062	26,227	(4.4)
Finance and insurance	3,481	3,197	8.9
Total	$252,156	$316,988	(20.5)
GROSS MARGIN %:
New vehicle retail sales	6.5	8.0
Used vehicle retail sales	6.0	4.3
Used vehicle wholesale sales	8.1	9.3
Total used	6.3	5.5
Parts and service	42.0	39.2
Finance and insurance	100.0	100.0
Total	11.3	11.2
GROSS PROFIT:
New vehicle retail sales	$11,715	$19,301	(39.3)
Used vehicle retail sales	2,195	1,552	41.4
Used vehicle wholesale sales	492	1,090	(54.9)
Total used	2,687	2,642	1.7
Parts and service	10,523	10,290	2.3
Finance and insurance	3,481	3,197	8.9
Total	$28,406	$35,430	(19.8)
UNITS SOLD:
Retail new vehicles sold	5,330	6,828	(21.9)
Retail used vehicles sold	1,605	1,576	1.8
Wholesale used vehicles sold	721	1,116	(35.4)
Total used	2,326	2,692	(13.6)
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,998	$35,137	(3.2)
Used vehicle retail	$22,658	$22,777	(0.5)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,198	$2,827	(22.2)
Used vehicle retail sales	1,368	985	38.9
Used vehicle wholesale sales	682	977	(30.2)
Total used	1,155	981	17.7
Finance and insurance (per retail unit)	$502	$380	32.1
OTHER: (2)
SG&A expenses	27,206	28,471	(4.4)
SG&A as % revenues	10.8	9.0
SG&A as % gross profit	95.8	80.4
Operating margin %	0.2	2.0
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.
(3) Results are for the period from the date of acquisition (February 28, 2013) through June 30, 2013.

Group 1 Automotive, Inc.
Additional Information - Same Store Consolidated (1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$1,379,746	$1,339,116	3.0
Used vehicle retail sales	543,487	521,342	4.2
Used vehicle wholesale sales	90,347	80,354	12.4
Total used	633,834	601,696	5.3
Parts and service	266,405	252,332	5.6
Finance and insurance	85,573	77,893	9.9
Total	$2,365,558	$2,271,037	4.2
GROSS MARGIN %:
New vehicle retail sales	5.5	5.9
Used vehicle retail sales	7.8	8.1
Used vehicle wholesale sales	1.4	0.9
Total used	6.9	7.2
Parts and service	53.3	52.5
Finance and insurance	100.0	100.0
Total	14.7	14.7
GROSS PROFIT:
New vehicle retail sales	$75,971	$79,118	(4.0)
Used vehicle retail sales	42,497	42,460	0.1
Used vehicle wholesale sales	1,294	726	78.2
Total used	43,791	43,186	1.4
Parts and service	141,904	132,578	7.0
Finance and insurance	85,573	77,893	9.9
Total	$347,239	$332,775	4.3
UNITS SOLD:
Retail new vehicles sold	39,944	40,239	(0.7)
Retail used vehicles sold	24,946	24,921	0.1
Wholesale used vehicles sold	12,639	12,585	0.4
Total used	37,585	37,506	0.2
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,542	$33,279	3.8
Used vehicle retail	$21,787	$20,920	4.1
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,902	$1,966	(3.3)
Used vehicle retail sales	1,704	1,704	—
Used vehicle wholesale sales	102	58	75.9
Total used	1,165	1,151	1.2
Finance and insurance (per retail unit)	$1,319	$1,195	10.4
OTHER: (2)
SG&A expenses	$252,612	$239,063	5.7
SG&A as % revenues	10.7	10.5
SG&A as % gross profit	72.7	71.8
Operating margin %	3.6	3.7

	Six Months Ended June 30,
	2014	2013	% Change
REVENUES:
New vehicle retail sales	$2,493,991	$2,408,273	3.6
Used vehicle retail sales	1,034,349	978,208	5.7
Used vehicle wholesale sales	170,257	152,355	11.8
Total used	1,204,606	1,130,563	6.5
Parts and service	507,677	479,270	5.9
Finance and insurance	163,838	145,742	12.4
Total	$4,370,112	$4,163,848	5.0
GROSS MARGIN %:
New vehicle retail sales	5.4	5.8
Used vehicle retail sales	7.8	8.3
Used vehicle wholesale sales	2.4	2.1
Total used	7.0	7.5
Parts and service	53.0	52.6
Finance and insurance	100.0	100.0
Total	14.9	14.9
GROSS PROFIT:
New vehicle retail sales	$134,335	$140,237	(4.2)
Used vehicle retail sales	80,496	81,465	(1.2)
Used vehicle wholesale sales	4,130	3,135	31.7
Total used	84,626	84,600	—
Parts and service	269,290	251,915	6.9
Finance and insurance	163,838	145,742	12.4
Total	$652,089	$622,494	4.8
UNITS SOLD:
Retail new vehicles sold	72,632	71,826	1.1
Retail used vehicles sold	48,534	47,377	2.4
Wholesale used vehicles sold	24,043	23,448	2.5
Total used	72,577	70,825	2.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,337	$33,529	2.4
Used vehicle retail	$21,312	$20,647	3.2
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,850	$1,952	(5.2)
Used vehicle retail sales	1,659	1,720	(3.5)
Used vehicle wholesale sales	172	134	28.4
Total used	1,166	1,194	(2.3)
Finance and insurance (per retail unit)	$1,352	$1,223	10.5
OTHER: (2)
SG&A expenses	$480,949	$455,869	5.5
SG&A as % revenues	11.0	10.9
SG&A as % gross profit	73.8	73.2
Operating margin %	3.5	3.6
(1) Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$227,506	$210,820	7.9
Pre-tax adjustments:
Catastrophic events	(1,676)	(11,092)
Net gain on real estate and dealership transactions	510	8,249
Legal settlements	(442)	—
Adjusted SG&A (1)	$225,898	$207,977	8.6
SG&A AS % REVENUES:
Unadjusted	11.0	11.2
Adjusted (1)	11.0	11.1
SG&A AS % GROSS PROFIT:
Unadjusted	71.8	72.6
Adjusted (1)	71.3	71.6
OPERATING MARGIN %:
Unadjusted	3.8	3.8
Adjusted (1),(2)	4.0	4.0
PRETAX MARGIN %:
Unadjusted	1.7	2.8
Adjusted (1),(3)	3.0	3.0

SAME STORE SG&A RECONCILIATION:
As reported	$210,923	$210,023	0.4
Pre-tax adjustments:
Catastrophic events	(1,676)	(11,092)
Net gain on real estate and dealership transactions	—	(200)
Legal settlements	(442)	—
Adjusted Same Store SG&A (1)	$208,805	$198,731	5.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	11.6
Adjusted (1)	10.9	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	71.4	74.5
Adjusted (1)	70.7	70.5
SAME STORE OPERATING MARGIN %:
Unadjusted	3.9	3.5
Adjusted (1),(4)	4.1	4.2

	Six Months Ended June 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$443,902	$420,304	5.6
Pre-tax adjustments:
Acquisition costs	—	(5,159)
Catastrophic events	(1,676)	(11,900)
Net gain on real estate and dealership transactions	510	8,823
Legal settlements	(442)	—
Adjusted SG&A (1)	$442,294	$412,068	7.3
SG&A AS % REVENUES:
Unadjusted	11.4	11.7
Adjusted (1)	11.4	11.4
SG&A AS % GROSS PROFIT:
Unadjusted	73.2	74.6
Adjusted (1)	72.9	73.1
OPERATING MARGIN %:
Unadjusted	3.7	3.5
Adjusted (1),(2)	3.8	3.8
PRETAX MARGIN %:
Unadjusted	2.1	2.5
Adjusted (1),(3)	2.8	2.8

SAME STORE SG&A RECONCILIATION:
As reported	$413,884	$410,200	0.9
Pre-tax adjustments:
Catastrophic events	(1,676)	(11,900)
Acquisition costs	—	(5,159)
Net gain on real estate and dealership transactions	—	(200)
Legal settlements	(442)	—
Adjusted Same Store SG&A (1)	$411,766	$392,941	4.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.4	11.8
Adjusted (1)	11.3	11.3
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	72.8	75.4
Adjusted (1)	72.4	72.2
SAME STORE OPERATING MARGIN %:
Unadjusted	3.7	3.4
Adjusted (1),(4)	3.8	3.9

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)
Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges of $1,721 for the three and six months ended June 30, 2014, and $609 for the three and six months ended June 30, 2013.

(3)
Excludes the impact of SG&A reconciling items above, as well as loss on redemption of long-term debt of $23,614 for the three and six months ended June 30, 2014, non-cash asset impairment charges of $1,721 for the three and six months ended June 30, 2014, and non-cash asset impairment charges of $609 for the three and six months ended June 30, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $1,721 for the three and six months ended June 30, 2014, and $609 and $607 for the three and six months ended June 30, 2013, respectively.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands)

	Six Months Ended June 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$44,788	$34,606	29.4
Pre-tax adjustments:
Acquisition costs	—	(142)
Adjusted SG&A (1)	$44,788	$34,464	30.0
SG&A AS % REVENUES:
Unadjusted	9.0	9.1
Adjusted (1)	9.0	9.1
SG&A AS % GROSS PROFIT:
Unadjusted	76.9	80.6
Adjusted (1)	76.9	80.3
OPERATING MARGIN %:
Unadjusted	2.4	1.9
Adjusted (1),(2)	2.4	1.9
PRETAX MARGIN %:
Unadjusted	2.0	1.5
Adjusted (1),(2)	2.0	1.6

SAME STORE SG&A RECONCILIATION:
As reported	$41,977	$34,599	21.3
Pre-tax adjustments:
Acquisition costs	—	(142)
Adjusted Same Store SG&A (1)	$41,977	$34,457	21.8
SAME STORE SG&A AS % REVENUES:
Unadjusted	8.9	9.1
Adjusted (1)	8.9	9.1
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	76.3	80.7
Adjusted (1)	76.3	80.4
SAME STORE OPERATING MARGIN %:
Unadjusted	2.4	1.9
Adjusted (1),(2)	2.4	1.9

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling item above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands)

	Three Months Ended June 30,
	2014	2013	% Change
SG&A RECONCILIATION:
As reported	$22,148	$21,769	1.7
Pre-tax adjustments:
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$21,732	$21,769	(0.2)
SG&A AS % REVENUES:
Unadjusted	11.1	8.8
Adjusted (1)	10.9	8.8
SG&A AS % GROSS PROFIT:
Unadjusted	96.9	80.5
Adjusted (1)	95.1	80.5
OPERATING MARGIN %
Unadjusted	0.1	2.0
Adjusted (1),(2)	0.3	2.0
PRETAX MARGIN %:
Unadjusted	(0.9)	1.3
Adjusted (1),(3)	(0.7)	1.3

SAME STORE SG&A RECONCILIATION:
As reported	$21,907	$21,769	0.6
Pre-tax adjustments:
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$21,491	$21,769	(1.3)
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	8.8
Adjusted (1)	10.9	8.8
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	98.1	80.5
Adjusted (1)	96.3	80.5
SAME STORE OPERATING MARGIN %:
Unadjusted	(0.1)	2.0
Adjusted (1),(2)	0.2	2.0

	Six Months Ended June 30,
	2014	2013 (4)	% Change
SG&A RECONCILIATION:
As reported	$40,838	$29,682	37.6
Pre-tax adjustments:
Acquisition costs	—	(1,211)
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$40,422	$28,471	42.0
SG&A AS % REVENUES:
Unadjusted	10.8	9.4
Adjusted (1)	10.7	9.0
SG&A AS % GROSS PROFIT:
Unadjusted	96.1	83.8
Adjusted (1)	95.1	80.4
OPERATING MARGIN %:
Unadjusted	0.1	1.6
Adjusted (1),(2)	0.3	2.0
PRETAX MARGIN %:
Unadjusted	(0.8)	0.6
Adjusted (1),(3)	(0.7)	1.2

SAME STORE SG&A RECONCILIATION:
As reported	$27,622	$29,682	(6.9)
Pre-tax adjustments:
Acquisition costs	—	(1,211)
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$27,206	$28,471	(4.4)
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.0	9.4
Adjusted (1)	10.8	9.0
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	97.2	83.8
Adjusted (1)	95.8	80.4
SAME STORE OPERATING MARGIN %:
Unadjusted	—	1.6
Adjusted (1),(2)	0.2	2.0

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above.
(3)	Excludes the impact of SG&A reconciling items above, as well as the other expense, net of $789, for the period from the date of acquisition (February 28, 2013) through June 30, 2013.
(4)	Results are for the period from the date of acquisition (February 28, 2013) through June 30, 2013.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)
	Three Months Ended June 30,
	2014	2013	% Change
NET INCOME RECONCILIATION:
As reported	$16,862	$37,388	(54.9)
After-tax adjustments:
Catastrophic events (6)	1,039	6,757
Net gain on real estate and dealership transactions (7)	(316)	(4,785)
Non-cash asset impairment charges (8)	1,067	369
Loss on redemption of long-term debt (9)	20,778	—
Legal settlements (10)	274	—
Foreign transaction tax (11)	274	—
Adjusted net income (1)	$39,978	$39,729	0.6
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$39,978	$39,729	0.6
Less: Adjusted earnings allocated to participating securities	1,456	1,692	(13.9)
Adjusted net income available to diluted common shares	$38,522	$38,037	1.3
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$0.62	$1.43	(56.6)
After-tax adjustments:
Catastrophic events	0.04	0.26
Net gain on real estate and dealership transactions	(0.01)	(0.18)
Non-cash asset impairment charges	0.04	0.01
Loss on redemption of long-term debt	0.76	—
Legal settlements	0.01	—
Foreign transaction tax	0.01	—
Adjusted diluted income per share (1)	$1.47	$1.52	(3.3)
SG&A RECONCILIATION:
As reported	$271,970	$251,159	8.3
Pre-tax adjustments:
Catastrophic events	(1,676)	(11,092)
Net gain on real estate and dealership transactions	510	8,249
Legal settlements	(442)	—
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$269,946	$248,316	8.7

SG&A AS % REVENUES:
Unadjusted	10.8	10.8
Adjusted (1)	10.7	10.6
SG&A AS % GROSS PROFIT:
Unadjusted	73.7	73.6
Adjusted (1)	73.1	72.8
OPERATING MARGIN %:
Unadjusted	3.4	3.5
Adjusted (1),(2)	3.5	3.6
PRETAX MARGIN %:
Unadjusted	1.5	2.6
Adjusted (1),(3)	2.6	2.7

SAME STORE SG&A RECONCILIATION:
As reported	$255,146	$250,355	1.9
Pre-tax adjustments:
Catastrophic events	(1,676)	(11,092)
Net gain on real estate and dealership transactions	—	(200)
Legal settlements	(442)	—
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$252,612	$239,063	5.7
SAME STORE SG&A AS % REVENUES:
Unadjusted	10.8	11.0
Adjusted (1)	10.7	10.5
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	73.5	75.2
Adjusted (1)	72.7	71.8
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.2
Adjusted (1),(4)	3.6	3.7

	Six Months Ended June 30,
	2014	2013	% Change
NET INCOME RECONCILIATION:
As reported	$48,165	$59,506	(19.1)
After-tax adjustments:
Acquisition costs (5)	—	6,968
Catastrophic events (6)	1,039	7,261
Net gain on real estate and dealership transactions (7)	(316)	(5,141)
Non-cash asset impairment charges (8)	1,067	369
Loss on redemption of long-term debt (9)	20,778	—
Legal settlements (10)	274	—
Foreign transaction tax (11)	274	—
Adjusted net income (1)	$71,281	$68,963	3.4
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$71,281	$68,963	3.4
Less: Adjusted earnings allocated to participating securities	2,613	2,925	(10.7)
Adjusted net income available to diluted common shares	$68,668	$66,038	4.0
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$1.80	$2.32	(22.4)
After-tax adjustments:
Acquisition costs	—	0.27
Catastrophic events	0.04	0.28
Net gain on real estate and dealership transactions	(0.01)	(0.19)
Non-cash asset impairment charges	0.04	0.01
Loss on redemption of long-term debt	0.77	—
Legal settlements	0.01	—
Foreign transaction tax	0.01	—
Adjusted diluted income per share (1)	$2.66	$2.69	(1.1)
SG&A RECONCILIATION:
As reported	$529,528	$484,592	9.3
Pre-tax adjustments:
Acquisition costs	—	(6,512)
Catastrophic events	(1,676)	(11,900)
Net gain on real estate and dealership transactions	510	8,823
Legal settlements	(442)	—
Foreign transaction tax	(416)	—
Adjusted SG&A (1)	$527,504	$475,003	11.1

SG&A AS % REVENUES:
Unadjusted	11.1	11.3
Adjusted (1)	11.1	11.0
SG&A AS % GROSS PROFIT:
Unadjusted	74.9	75.5
Adjusted (1)	74.6	74.0
OPERATING MARGIN %:
Unadjusted	3.3	3.2
Adjusted (1),(2)	3.3	3.5
PRETAX MARGIN %:
Unadjusted	1.8	2.3
Adjusted (1),(3)	2.4	2.6

SAME STORE SG&A RECONCILIATION:
As reported	$483,483	$474,481	1.9
Pre-tax adjustments:
Acquisition costs	—	(6,512)
Catastrophic events	(1,676)	(11,900)
Net gain on real estate and dealership transactions	—	(200)
Legal settlements	(442)	—
Foreign transaction tax	(416)	—
Adjusted Same Store SG&A (1)	$480,949	$455,869	5.5
SAME STORE SG&A AS % REVENUES:
Unadjusted	11.1	11.4
Adjusted (1)	11.0	10.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	74.1	76.2
Adjusted (1)	73.8	73.2
SAME STORE OPERATING MARGIN %:
Unadjusted	3.4	3.1
Adjusted (1),(4)	3.5	3.6

(1)
We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.

(2)	Excludes the impact of SG&A reconciling items above, as well as non-cash asset impairment charges for all periods.
(3)
Excludes the impact of SG&A reconciling items above, non-cash asset impairment charges for all periods, as well as loss on redemption of long-term debt of $23,614 for the three and six months ended June 30, 2014 and other expense, net of $789, for the six months ended June 30, 2013.

(4)
Excludes the impact of Same Store SG&A reconciling items above, as well as non-cash asset impairment charges of $1,721 for the three and six months ended June 30, 2014, respectively, and $609 and $607 for the three and six months ended June 30, 2013, respectively.

(5)	Adjustment is net of tax benefit of $2,394 for the six months ended June 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(6)
Adjustment is net of tax benefit of $637 for the three and six months ended June 30, 2014, and $4,335 and $4,639 for the three and six month ended June 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(7)
Adjustment is net of tax provision of $194 for the three and six months ended June 30, 2014 and $3,464 and $3,682 for the three and six months ended June 30, 2013, respectively, calculated utilizing the applicable federal and state tax rates for the adjustment.

(8)
Adjustment is net of tax benefit of $654 for the three and six months ended June 30, 2014, and $240 for the three and six months ended June 30, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.

(9)	Adjustment is net of tax benefit of $2,836 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.
(10)	Adjustment is net of tax benefit of $168 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.
(11)	Adjustment is net of tax benefit of $141 for the three and six months ended June 30, 2014, calculated utilizing the applicable federal and state tax rates for the adjustment.